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                                  ANNUAL REPORT









================================================================================

                                  Wireless Fund

================================================================================




















                                 March 31, 2001

Wireless Fund

Annual Report
March 31, 2001

Letter To Shareholders, May 2001

     There is no question the period from March of 2000 through March of 2001 was one of the most difficult investment periods is the history of the equity markets. Looking forward we see several factors that look positive for investors. First, the effect of the interest rate cuts by the Federal Reserve should help the economy. Second, we are starting to see a select few companies announce positive earnings growth. Third, equity markets are forward looking and seasonally the third and fourth quarters are strong periods for technology companies. Fourth, and most important, statistics for the wireless industry shows substantial growth.

     At the end of 2000, over 700 million wireless subscribers were using wireless products and services around the world. Market analysts expect that number to grow rapidly over the next three years and reach approximately 1.3 billion subscribers by 2004. On an annual basis, industry analysts project that handset sales are expected to grow from more than 400 million in 2000 to over 600 million in 2003 and 700 million in 2005. Over the next 3 years we can expect that the use of advanced wireless technologies in mobile and portable computing products will grow rapidly. High-data rate wireless technologies will be embedded in these products over the next several years, providing an additional market for advanced wireless technologies.

     We have positioned the Fund to take advantage of the evolving markets for advanced wireless products, the third generation (3G) marketplace, and end-to-end technologies that include, software solutions, Application Specific Integrated Circuits (ASICs), and wireless services. To achieve our objectives we are focusing our strategy in key wireless areas. First, we focus the Fund on clear leaders of the wireless revolution. Second, we intend to capitalize on companies that have meaningful intellectual property rights through patent licensing. Third, the Fund focuses on next generation products that enable and empower users to deliver high quality voice and high-data rate services in handheld devices, notebook computers, and palm-sized computers.

Fund Discussion

     During the first six months of operation for Wireless Fund we were able to successfully navigate the extreme volatility of the markets by focusing on leading wireless companies. Unfortunately, the fourth quarter of 2000 was difficult due to the significant sell-off in all areas of the technology sector. This trend continued through March 31, 2001 which is the year end for Wireless Fund. Fears of a slowing economy and concerns over rising inventory levels caused a broad sell off in many of the companies we own. During the period Wireless Fund was down 70.40% as compared to the Nasdaq which was down 59.67% and the S&P 500 which was down 21.67%. Despite the challenging conditions, we have remained focused on leading wireless companies. In fact, many of the Fund' holdings rebounded significantly in April 2001 with the Fund up 25.00% for the period as compared to 15.01% for the Nasdaq and 7.76% for the S&P 500.

     At the end of the period Nokia (NOK) continued to remain the largest holding of the Fund at 5.29%. Nokia is the world's No. 1 mobile phone producer with an estimated 35% market share. Openwave (OPWV) also remained a top holding of the Fund at 3.27%. WAP or Wireless Application Protocol has continued to emerge as a key wireless platform and Openwave reported year over year sales growth of 235% on April 18,

                              2001 Annual Report 1

2001. As a group, semiconductors represented the largest sector of the Fund at the beginning of the Fund's second six months of operation (September 30, 2000) at 31.37%. During the period however, many of the key semiconductor companies in the wireless infrastructure area saw significant order cancellations due to the slowing economy. TriQuint Semiconductor (TQNT) was the Fund's largest holdings in the chip area (3.80%) at the end of the period. TriQuint should continue to benefit from its strong market position and key wireless technologies. PMC-Sierra (PMCS) and Broadcom (BRCM) declined substantially during the first quarter of 2001. Since the year end of March 31 we have added to these positions as PMC-Sierra and Broadcom should rebound substantially when order rates stabilize.

     Communications equipment represented 18.61% of the Fund at the end of the period. One company that has continued to announce significant contract wins in this space is UT Starcom (UTSI). UT Starcom focuses on developing wireless networks in rapidly growing markets such as Mainland China. UT Starcom reported Net sales for the first quarter of 2001 (ending March 31, 2001) increased to $119.2 million, a 103% increase over the $58.6 million in net sales reported in the prior year period.

     Communications services represented the Fund's largest sector weighting at the end of the period at 24.24%. Sprint PCS (PCS) was one of the top holdings in this sector at 4.52%. Sprint PCS operates a 100% digital PCS wireless network in the United States. Sprint PCS is investing in the first stage of 3G, also referred to as 3G1x or IS-2000 Rev. 0, to be able to offer high-speed packet data services that will enrich current wireless data applications and allow a whole host of new applications to its customers. Sprint PCS has chosen the CDMA2000 technology migration path that will provide up to double the existing voice capacity, increase data rates by tenfold and improve stand-by battery performance by around 50 percent.

     Wireless Fund is focusing on the new and exciting technologies that will lead the wireless revolution to a host of new products and revenue models. Initial wireless services operated on analog networks. In the mid 1990s digital wireless service was introduced. Carriers in the United States and around the globe

                              2001 Annual Report 2
adopted a variety of standards (GSM, TDMA, CDMA are the most common). Greater security, clarity and more features are among the benefits of second generation wireless. Third generation or 3G wireless services promise to offer enhancements to current applications, including faster data speeds and new robust applications. Wireless Fund will be in a position to capture the benefits that existing networks offer, while leveraging on the exiting new technologies that 3G will bring.

Sincerely,

Jeffrey R. Provence
Ross C. Provence
Malcolm R. Fobes III

     The Value of a $10,000 Investment In Wireless Fund From April 3, 2000
         to March 31, 2001 As Compared To The Nasdaq And The Standard &
                                Poor's 500 Index

(Chart)

3/31/01 NAV $5.92                                   Total Return* Through
                                             3/31/01 From Fund Inception 4/3/00

Wireless Fund                                              -70.40%
Nasdaq**                                                   -59.67%
Standard & Poor's 500 Index***                             -21.67%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.

                              2001 Annual Report 3

================================================================================
Wireless Fund
================================================================================

                                                         Schedule of Investments
                                                                  March 31, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value  % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Circuit Boards
         15,000 Flextronics International*           $    225,000
          3,900 Sanmina*                                   76,294
                                                     -------------
                                                          301.294         2.86%
 Communications Equipment
         12,000 Comtech Telecommunications*               156,000
          5,000 Comverse Technology*                      294,450
         16,800 DMC Stratex Networks*                     139,440
            533 McDATA Class A*                            10,060
         23,151 Nokia ADR                                 555,624
         10,000 P-Com Inc.*                                12,813
          7,000 Power Wave Technologies*                   95,375
          7,250 Qualcomm *                                410,531
          3,500 Spectralink Corp.*                         33,906
         15,000 UT Starcom*                               249,375
                                                     -------------
                                                        1,957,574        18.61%
 Communications Services
          4,800 Alltel Corp.                              251,808
         25,000 AT&T Wireless*                            479,500
         18,500 Nextel Communications Class A*            265,938
          6,000 SBC Communications                        267,780
         25,000 Sprint PCS*                               475,000
         10,800 Verizon Communications                    532,440
          3,000 Voice Stream Wireless*                    277,125
                                                     -------------
                                                        2,549,591        24.24%
 Computer Networks
          9,600 Brocade Communications*                   200,544         1.91%
                                                     -------------

 Computer Peripheral Equipment, NEC
          6,000 Cisco Systems Inc.*                        94,875
          4,100 EMC Corporation*                          426,300
                                                     -------------
                                                          521,175         4.95%
 Electronic Computers
          4,100 Handspring*                                47,663
         11,600 Palm Inc.*                                 97,513
          5,600 Research in Motion*                       123,032
                                                     -------------
                                                          268,208         2.55%
 Prepackaged Software
          2,500 HNC Software*                        $     43,906
         13,000 Oracle*                                   194,740
                                                     -------------
                                                          238,646         2.27%
 Semiconductors and Related Services
          3,500 Broadcom*                                 101,150
          8,000 Intel Corp.                               210,500
          3,500 PMC Sierra*                                86,590
         26,954 Triquint Semiconductor*                   399,256
          2,500 Vitesse Semiconductor*                     59,531
                                                     -------------
                                                          857,027         8.15%
 Telephone and Telegraph Apparatus
         17,300 Openwave Systems*                         343,232
         13,500 Plantronics*                              239,895
                                                     -------------
                                                          583,127         5.54%

 Total for Common Stock                                 7,477,186        71.08%
                                                     =============
 Cash and Equivalents
      3,132,245 Firstar U.S.Treasury
                  Money Market Fund  4.54%              3,132,245        29.78%
                                                     -------------


                Total Investments                      10,609,431       100.86%
                      (Identified Cost -$ 17,404,563)

                Liabilities in Excess of other Assets     (90,357)       -0.86%

                Net Assets                           $ 10,519,074       100.00%
                                                     =============


*Non-Income producing securities



    The accompanying notes are an integral part of the financial statements

                              2001 Annual Report 4

              Statement of Assets and Liabilities - Wireless Fund

                                 March 31, 2001

Assets:
     Investment Securities at Market Value                         $ 10,609,431
          (Identified Cost -$ 17,404,563)
     Cash                                                               129,555
     Receivables:
          Receivable for Shareholder Purchases                           14,350
          Dividends and Interest                                         18,727
                                                                   -------------
               Total Assets                                          10,772,063
Liabilities
     Accrued Expenses                                                    18,484
     Payable for Securities Purchased                                   229,915
     Payable for Shares Redeemed                                          4,590
                                                                   -------------
               Total Liabilities                                        252,989
                                                                   -------------
Net Assets                                                         $ 10,519,074

Net Assets Consist of:
     Capital Paid In                                                 32,662,101
     Realized Gain (Loss) on Investments - Net                      (15,347,895)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net              (6,795,132)
                                                                   -------------
Net Assets, for 1,775,426 Shares Outstanding                       $ 10,519,074
                                                                   =============
Net Asset Value and Redemption Price
     Per Share ($10,519,074/1,775,426 shares)                      $       5.92



                     Statement of Operations - Wireless Fund

                                 March 31, 2000

          For the period of April 3, 2000 (commencement of operations)
                             through March 31, 2001

Investment Income:
     Dividends                                                     $      9,394
     Interest                                                            58,892
                                                                   -------------
          Total Investment Income                                        68,286
Expenses: (Note 2)
     Management Fees                                                    396,264
                                                                   -------------
          Total Expenses                                                396,264

Net Investment Loss                                                    (327,978)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                            (15,347,895)
     Unrealized Appreciation (Depreciation) on Investments           (6,795,132)
                                                                   -------------
Net Realized and Unrealized Gain (Loss) on Investments              (22,143,027)

Net Increase (Decrease) in Net Assets from Operations              $(22,471,005)
                                                                   =============

                              2001 Annual Report 5

               Statement of Changes in Net Assets - Wireless Fund

                                 March 31,2001

                                                                     4/3/2000*
                                                                        to
                                                                      3/31/01
From Operations:
     Net Investment Loss                                           $   (327,978)
     Net Realized Gain (Loss) on Investments                        (15,347,895)
     Net Unrealized Appreciation (Depreciation)                      (6,795,132)
                                                                   -------------
     Increase (Decrease) in Net Assets from Operations              (22,471,005)
From Capital Share Transactions:
     Proceeds From Sale of Shares                                    46,841,162
     Shares Issued on Reinvestment of Dividends                               0
     Cost of Shares Redeemed                                        (13,951,083)
                                                                   -------------
Net Increase from Shareholder Activity                               32,890,079

Net Increase  in Net Assets                                          10,419,074

Net Assets at Beginning of Period                                       100,000
Net Assets at End of Period                                        $ 10,519,074
                                                                   =============


Share Transactions:
     Issued                                                           2,690,600
     Reinvested                                                             -
     Redeemed                                                          (920,174)
                                                                   -------------
Net increase (decrease) in shares                                     1,770,426
Shares outstanding beginning of period                                    5,000
                                                                   -------------
Shares outstanding end of period                                      1,775,426
                                                                   =============
*commencement of operations





                      Financial Highlights - Wireless Fund

                                 March 31, 2001

Selected data for a share outstanding throughout the period:         4/3/2000**
                                                                        to
                                                                      3/31/01
Net Asset Value -
     Beginning of Period                                           $      20.00
Net Investment Income                                                     (0.23)
Net Gains or Losses on Securities
     (realized and unrealized)                                           (13.85)
                                                                   -------------
Total from Investment Operations                                         (14.08)
Net Asset Value -
     End of Period                                                 $       5.92
Total Return                                                             -70.40%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                   10,519

Ratio of Expenses to Average Net Assets *                                  1.95%
Ratio of Net Income to Average Net Assets *                               -1.60%
Portfolio Turnover Rate *                                                247.88%

* Annualized
** commencement of operations.

                              2001 Annual Report 6

                  Notes to Financial Statements - Wireless Fund
                                 March 31, 2001


  1.)SIGNIFICANT ACCOUNTING POLICIES
     Wireless Fund (the "Fund") is a non-diversified series of the Wireless Trust (the "Trust"), a management investment company. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund, under normal market conditions, invests a least 65% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

                              2001 Annual Report 7

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory agreement with Value Trend Capital Management, LP. and a sub-advisory agreement with Berkshire Capital Holdings, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.95% for investment adviser services. The Advisor is responsible for paying the sub-advisor. As a result of the above calculation, for the period of April 3, 2000 (commencement of operations) through March 31, 2001, the advisor and sub-advisor received management fees totaling $396,264.

     Value Trend Capital Management pays all operating expenses of the Fund with the exception of taxes, interest, brokerage commissions and extraordinary expenses.

  3.)RELATED PARTY TRANSACTIONS
     Control persons of Value Trend Capital Management, LP. (the "Advisor") also serve as directors of the Fund. These individuals receive benefits from the Advisor resulting from management fees paid to the Advisor of the Fund.

  4.)CAPITAL STOCK
     The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2001 was $32,662,101 representing 1,775,426 shares outstanding.

  5.)PURCHASES AND SALES OF SECURITIES
     During the year ending March 31, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $73,481,969 and $43,861,756 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at March 31, 2001 was $17,960,635. The difference between book cost and tax cost consists of wash sales in the amount of $556,072.

     At March 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over
     value)                   was                  as                   follows:

--------------------------------------------------------------------------------
     Appreciation      (Depreciation)      Net Appreciation (Depreciation)
--------------------------------------------------------------------------------
        28,597          (6,823,729)                 (6,795,132)

   7.)   CONTROL OWNERSHIP
     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2001, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 33% of the Wireless Fund.


                              2001 Annual Report 8

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Wireless Fund

We have audited the accompanying statement of assets and liabilities of the Wireless Fund, including the schedule of portfolio investments as of March 31, 2001, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from April 3, 2000 (commencement of operations) to March 31, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wireless Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 3, 2000 (commencement of operations) to March 31, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 20, 2001


                              2001 Annual Report 9

--------------------------------------------------------------------------------

                                Board of Trustees
                               Thomas H. Addis III
                              George Cossolias, CPA
                               Bradley J. DeHaven
                               Jeffrey R. Provence
                                Ross C. Provence

                               Investment Adviser
                       Value Trend Capital Management, LP
                       480 North Magnolia Avenue Suite 103
                               El Cajon, CA 92020

                                  Sub-Adviser
                        Berkshire Capital Holdings, Inc.
                           475 Milan Drive, Suite 103
                               San Jose, CA 95134

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141

                                    Custodian
                                Firstar Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


                              2001 Annual Report 10